PAGE



EXHIBIT 10.1 - COVER LETTER
---------------------------



August 14, 1998




Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Re:  Selective Insurance Group, Inc. Form 10Q for the period ending
     June 30, 1998

Ladies and Gentlemen:

Accompanying this letter for filing pursuant to the Securities Act of 1933, is an amendment to the Promissory Note of $25,000,000 Revolving Line of Credit with Summit Bank. The note was initially filed as an exhibit with the Form 10Q for the quarter ended June 30, 1997.


Very truly yours,

/s/ Marie A. Yorke

Marie A. Yorke
Administrative Assistant
Financial Accounting and Reporting

/MAY
Enclosures


PAGE


EXHIBIT 10.1
------------

                                                as of May 31, 1998

Selective Insurance Company of America
Selective Insurance Group, Inc.
40 Wantage Avenue
Branchville, New Jersey 07890-1000

     Re: Letter Loan Agreement dated June 30, 1997 as heretofore modified and extended (the "Loan Agreement")

Gentlemen:

     This is to confirm our approval of your request for an extension through May 31, 1999 of the expiration date of the $25,000,000.00 Revolving Line of Credit provided for in the Loan Agreement. Accordingly, we have agreed to modify the definition of Revolving Maturity Date to provide that May 31, 1999 is the Revolving Maturity Date.

     Our approval shall not constitute a waiver of any Events of Default, if any so exist, or any future violation of any provisions of the Loan Agreement or any other Loan Documents.

     Capitalized terms not defined herein but defined in the Loan Agreement shall have the same meaning ascribed to such terms in the Loan Agreement. Your execution shall also act as your representation that the execution of this letter agreement has been authorized by all required corporate action, that this letter agreement constitutes the valid and binding obligation of the Borrower, is enforceable in accordance with its terms, that no Event of Default exists and that no material adverse change of the Borrower has occurred.

     Except as herein set forth, the Loan Agreement and all other Loan Documents shall remain in full force and effect. Our agreement as aforesaid is subject to your written agreement with the terms hereof by signing and returning a copy hereof where so indicated below, along with the enclosed Allonges, where so indicated below, along with the enclosed Allonges, where so indicated below.

                                  Summit Bank

                                  By: /s/ Richard P. Neale
                                     ------------------------
                                     Name:
                                     Title:

Agreed To:

Selective Insurance Company       Selective Insurance Company
of America                        of America

By: /s/ David B. Merclean         By: /s/ Robert P. Rank
   ------------------------          -------------------------
   Name: David B. Merclean           Name: Robert P. Rank
   Title: Chief Financial            Title: Chief Investment
          Officer                           Officer

Selective Insurance Group, Inc.    Selective Insurance Group, Inc.

By: /s/ David B. Merclean         By: /s/ Robert P. Rank
   ------------------------          -------------------------
   Name: David B. Merclean           Name: Robert P. Rank
   Title: Chief Financial            Title: Chief Investment
          Officer                           Officer

May 19, 1998
Serv/Corp/Forms/ADW/Master
1684.Ext/Ltr


Page


           ALLONGE TO: REVOLVING CREDIT MASTER PROMISSORY NOTE

BORROWER: SELECTIVE INSURANCE COMPANY OF AMERICA
PAYEE: SUMMIT BANK
DATE OF NOTE: JUNE 30, 1997
ORIGINAL PRINCIPAL AMOUNT: $25,000,000.00

                              BACKGROUND

A. The Borrower and the Payee have entered into that certain letter agreement, dated as of the date hereof (the "Amendment"), pursuant to which the Borrower and the Payee have agreed, inter alia, to modify certain terms of the documents which evidence the Borrower's obligations to the Payee (collectively, the "Loan Documents").

B. In connection with the Amendment, the Borrower and the Payee wish to amend the terms of that certain Revolving Credit Master Promissory Note, dated as of June 30, 1997 by the Borrower in favor of the Payee in the original principal amount of $25,000,000.00 (together with all amendments and modifications thereto, the "Note").

       NOW, THEREFORE, incorporating the foregoing by reference and for other good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged and intending to be legally bound, the parties hereto agree as follows:

       1. Amendments. The Maturity Date of the Note is hereby amended to be, and the outstanding principal amount owing under the Note, all accrued but unpaid interest, and all other amounts due under the Loan Documents and evidenced by the Note, shall be due and payable in full on May 31, 1999 or as otherwise set forth in the Loan Documents. Interest shall continue to be payable monthly on the first day of each month and on the Maturity Date.

       2. Continuing Effect. Except as expressly set forth herein, all of the terms, covenants and conditions of the Note shall remain in full force and effect. This Allonge is given as a modification of the Borrower's obligation under the Note and is not given in substitution therefor or extinguishment thereof and is not intended to be a novation.

       3. Attachment to Note. This Allonge shall be and remain attached to the Note and shall be an integral part thereof.

       IN WITNESS WHEREOF, the parties hereto have caused this Allonge to be duly exectued as of this 31st day of May, 1998.

SELECTIVE INSURANCE COMPANY                SELECTIVE INSURANCE COMPANY
OF AMERICA                                 OF AMERICA

BY: /s/ David B. Merclean                  BY: /s/ Robert P. Rank
    -----------------------                   ------------------------
NAME: David B. Merclean                    NAME: Robert P. Rank
TITLE: Chief Financial Officer             TITLE: Chief Investment Officer

                                           SUMMIT BANK

                                           BY: /s/ Richard P. Neale
                                              ----------------------

                                -1-

May 19, 1998
Serv/Per/ADW/Stf/Active/Selective
3507/AllongeCo.


Page


           ALLONGE TO: REVOLVING CREDIT MASTER PROMISSORY NOTE

BORROWER: SELECTIVE INSURANCE GROUP, INC.
PAYEE: SUMMIT BANK
DATE OF NOTE: JUNE 30, 1997
ORIGINAL PRINCIPAL AMOUNT: $20,000,000.00

                              BACKGROUND

A. The Borrower and the Payee have entered into that certain letter agreement, dated as of the date hereof (the "Amendment"), pursuant to which the Borrower and the Payee have agreed, inter alia, to modify certain terms of the documents which evidence the Borrower's obligations to the Payee (collectively, the "Loan Documents").

B. In connection with the Amendment, the Borrower and the Payee wish to amend the terms of that certain Revolving Credit Master Promissory Note, dated as of June 30, 1997 by the Borrower in favor of the Payee in the original principal amount of $20,000,000.00 (together with all amendments and modifications thereto, the "Note").

       NOW, THEREFORE, incorporating the foregoing by reference and for other good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged and intending to be legally bound, the parties hereto agree as follows:

       1. Amendments. The Maturity Date of the Note is hereby amended to be, and the outstanding principal amount owing under the Note, all accrued but unpaid interest, and all other amounts due under the Loan Documents and evidenced by the Note, shall be due and payable in full on May 31, 1999 or as otherwise set forth in the Loan Documents. Interest shall continue to be payable monthly on the first day of each month and on the Maturity Date.

       2. Continuing Effect. Except as expressly set forth herein, all of the terms, covenants and conditions of the Note shall remain in full force and effect. This Allonge is given as a modification of the Borrowers obligation under the Note and is not given in substitution therefor or extinguishment thereof and is not intended to be a novation.

       3. Attachment to Note. This Allonge shall be and remain attached to the Note and shall be an integral part thereof.

       IN WITNESS WHEREOF, the parties hereto have caused this Allonge to be duly exectued as of this 31st day of May, 1998.

SELECTIVE INSURANCE GROUP, INC.            SELECTIVE INSURANCE GROUP, INC.

BY: /s/ David B. Merclean                  BY: /s/ Robert P. Rank
    -----------------------                   ------------------------
NAME: David B. Merclean                    NAME: Robert P. Rank
TITLE: Chief Financial Officer             TITLE: Chief Investment Officer

                                           SUMMIT BANK

                                           BY: /s/ Richard P. Neale
                                              ----------------------

                                -1-

May 19, 1998
Serv/Per/ADW/Stf/Active/Selective
3507/AllongeParent